FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is made as of September __, 2006 among OAKVIEW PLAZA NORTH, LLC, a Nebraska limited liability company, FRANK R. KREJCI, VERA JANE KREJCI, GEORGE W. VENTEICHER AND SUSAN VENTEICHER (collectively, the “Seller”) and LIGHTSTONE VALUE PLUS REIT LP (“Purchaser”).

RECITALS

Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of September __, 2006 (the “Purchase Agreement”) regarding that certain shipping center in Omaha, Nebraska known as Oakview North and South (the “Property”).

Seller and Purchaser now desire to amend the Purchase Agreement.

AGREEMENT

For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser agree as follows.

1.     Section 7(a)(iii) of the Purchase Agreement is amended and restated as follows:

(iii) A copy of all monthly income and expense statements, rent rolls, occupancy reports, sales by tenant reports and year end financial statements, rent roll, occupancy report, sale by tenant report, CAM charge analyses and other operating statements for the Property (the “Operating Statements”) for the three (3) most recent full calendar years prior to Closing and for all completed months in the current year, and copies of operating budgets for the current fiscal year.

2.     Section 10(h)(i) of the Purchase Agreement is amended and restated as follows:

The tenant estoppel certificates required by Section 8(a)(i) addressed to the Purchaser dated not more than thirty (30) days prior to closing.

3.     The second paragraph in Section 12(e) is amended and restated as follows:

To assist the Purchaser in preparing “true up” reconciliations at the end of the CAM Lease Year, the Seller shall deliver to the Purchaser at Closing records of all of the Seller’s CAM charge expenditures and reimbursements and an analysis of CAM Charges relative to the terms of each Lease on a Lease by Lease basis.

4.     A new paragraph is added to the end of Section 12 of the Purchase Agreement, as follows:

The Seller agrees to prepare a preliminary closing statement, or provide information to the Escrow Agent to prepare a preliminary closing statement, at least five (5) business days prior to closing.

5.     Except as modified hereby, the parties ratify and affirm the Purchase Agreement and acknowledge that the Purchase Agreement is in full force and effect.

[SIGNATURE PAGES FOLLOW]

WITNESS the following signatures:

SELLER:	OAKVIEW PLAZA NORTH, LLC

	By:	/s/ George W. Venteicher
George W. Venteicher
Member

	By:	/s/ Frank R. Krejci
Frank R. Krejci
Member

/s/ Frank R. Krejci
Frank R. Krejci

/s/ Vera Jane Krejci
Vera Jane Krejci

/s/ George W. Venteicher
George W. Venteicher

/s/ Susan J. Venteicher
Susan J. Venteicher

PURCHASER:	LIGHTSTONE VALUE PLUS REIT LP
	By:	Lightstone Value Plus Real Estate
Investment Trust, Inc., General Partner

		By:	/s/ Angela Mirizzi-Olsen
		Its:	Angela Mirizzi, Vice President